                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 25049


                                    FORM 8-K



             CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                         Date of Report:  June 30, 1995
                     --------------------------------------
                        (Date of earliest event reported)



                                  VECTRA TECHNOLOGIES, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Washington                                             0-14618
  ----------------------------------------------------------------------------
(State or other jurisdiction of incorporation)         (Commission File Number)


                                   91-1160888
                               -------------------
                                  (IRS Number)



  5000 Executive Parkway Suite 500, San Ramon, California             94583
- -------------------------------------------------------------------------------
          (Address of principal executive offices)                   (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (510) 275-4500


        1010 S. 336th Street, Suite 220, Federal Way, Washington 98003
   --------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Pursuant to the terms of a Stock Purchase Agreement (the "Agreement"), dated as of June 30, 1995, by and among VECTRA Technologies, Inc. (the "Company"), VECTRA Services, Inc. ("Services"), a wholly owned subsidiary of Company, and Westinghouse Electric Corporation, through its Nuclear Services Division ("Westinghouse"), the Company and Services sold Westinghouse all of the outstanding shares of Plant Services, Inc. ("Plant"). Immediately prior to the closing of the Agreement, Services contributed all of the assets and substantially all of the liabilities of its chemical cleaning and chemical decontamination business to Plant. A copy of the Agreement is provided as
Exhibit 2. Capitalized terms not defined herein have the meaning given in the Agreement.

        The purchase price, $19 million cash at closing plus future contingent payments as described below, was reduced by $1.58 million related to certain balance sheet adjustments as described in the Agreement (which were based on estimates, further adjustments will be made following receipt of final accounting for the period). In addition, the cash received at closing was reduced by $2 million, which the parties agreed to deposit into an escrow account in order to finance an environmental remediation plan. The parties were unable to agree on the amount necessary to finance the remediation plan prior to closing and agreed to proceed to develop cost estimates of the remediation plan, with any excess funds in the escrow being distributed to the Company.

        In addition to the $19 million purchase price, under the Agreement Westinghouse has two unsecured contingent obligations to make cash payments to the Company, the maximum aggregate amount of which is $3.6 million and the combined minimum amount of which is $500,000.

        The first earn-out (the "Backlog Gross Margin Earn-Out") is based on the actual gross margin to be earned by Services' contracts existing at closing and to be performed on or before May 31, 1996. If the contracts perform as projected, Company will earn an additional $1 million. If the contracts perform better or worse, the amount payable will be adjusted.

        The second earn-out (the "Successor Gross Margin Earn-Out") is based on Westinghouse's gross revenues over a three year period from the chemical cleaning and chemical decontamination business compared to certain revenue targets. If Westinghouse's revenues exceed the targets, Westinghouse will pay Company 25% of the gross margin related to the gross revenues in excess of the targets. The amount payable under this earn-out is capped annually and the total payable under both earn-outs is limited to $3.6 million.

        In connection with obtaining the banks consent to the sale of Plant and release of their security interests in the assets of Plant, the Company and its banks agreed to a number of amendments to the loan agreements and security documents, which amendments included directing payments from the sale proceeds to the term loan and revolving credit facility. After payment of expenses of the transaction, Company paid approximately $7.28 million on its term loan, resulting in a balance of $3.22 million. Any amounts released to the Company from the environmental escrow will be paid towards the term loan. Company and its affiliates also paid $6.6 million on its revolving credit agreement, resulting in a balance of $8.39 million. As of June

30, 1995, the Company had a revised revolving credit facility of $12.5 million of which $4.11 million was available based on the accounts receivable borrowing base (reflecting the reduction in accounts receivable that were sold as part of Plant).

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Not Applicable

        (b)  Pro forma financial information.
                              SEE ATTACHMENT A
        (c)  Exhibits.

               EXHIBIT NUMBER                DESCRIPTION OF EXHIBIT

                      2 Stock Purchase Agreement dated as of June 30, 1995 by and among VECTRA
                                       Technologies, Inc., VECTRA Services, Inc.
                                       and Westinghouse Electric Corporation,
                                       through its Nuclear Services Division


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VECTRA TECHNOLOGIES, INC.
                                            (Registrant)


Dated:  July 12, 1995                  By: /s/ John R. Holding
                                            _____________________________
                                       Its: Vice President and Chief
                                              Financial Officer

                                  ATTACHMENT A

                            VECTRA TECHNOLOGIES, INC.
               UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS AND
                            STATEMENTS OF OPERATIONS

     The following pro forma consolidated balance sheets as of January 1, 1995, April 2, 1995, and May 28, 1995, and statements of operations for the year ended January 1, 1995, the three months ended April 2, 1995 and the five months ended May 28, 1995 (together, the "Pro Forma Statements") are unaudited. The Pro Forma Statements give effect to the sale as if the transaction had occurred at an earlier time. It is intended to help readers understand the impact of a significant transaction by showing how the transaction might have affected the historical financial statements. The pro forma balance sheets as of January 1, 1995, April 2, 1995 and May 28, 1995, prepared as if the sale was effective on those dates, reflect the Company's balance sheets and include the effect of events that are directly attributable to the sale. The pro forma statement of operations for the year ended January 1, 1995 was prepared as if the transaction was effective January 1, 1994. The pro forma statements of operations for the three months ended April 2, 1995 and for the five months ended May 28, 1995 were prepared as if the transaction was effective January 1, 1995.

     The Pro Forma Statements do not purport to represent what VECTRA's financial position or results of operations would actually have been if such transaction had in fact occurred on such dates or to project VECTRA's financial position or results of operations as of any future date or for any future period. The Pro Forma Statements are based on the historical financial statements of VECTRA giving effect to the sale and the assumptions and adjustments in the accompanying notes to the Pro Forma Statements.

                                  ATTACHMENT A

                            VECTRA TECHNOLOGIES, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF JANUARY 1, 1995
                                 (IN THOUSANDS)

                                                             Plant Services,    Pro Forma         Pro Forma
ASSETS                                          VECTRA            Inc.         Adjustments       Consolidated
                                             ------------   ----------------  -------------   ------------------
Current Assets:
  Cash and cash equivalents                    $  3,427          $  (249)      $  1,550(1)         $  4,728
  Securities available for sale                     919               --                                919
  Accounts receivable                            26,211           (3,116)                            23,095
  Costs and estimated
    earnings in excess of
    billings on uncompleted
    contracts                                     3,076             (406)                             2,670
  Inventories                                     1,426               --                              1,426
  Prepaid expenses                                  931              (11)                               920
                                               --------         --------       --------            --------
    TOTAL CURRENT ASSETS                         35,990           (3,782)         1,550              33,758

  Property, plant and
    equipment, net                               11,304           (4,806)                             6,498

  Other assets                                   36,871              (22)                            36,849
                                               --------         --------       --------            --------
    TOTAL ASSETS                              $  84,165         $  8,610       $  1,550            $ 77,105
                                               --------         --------       --------            --------
                                               --------         --------       --------            --------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Note payable short-term                     $  15,200         $     --       $ (6,600)(2)        $  8,600
  Accounts payable and
    accrued expenses                             11,213           (1,662)           750(1)           13,701
                                                                                    800(1)
                                                                                  2,600(3)
  Accrued payroll & related
    expenses                                      7,014             (208)                             6,806
  Billings in excess of
    revenues                                      9,122           (5,618)                             3,504
  Current portion long term
    debt                                          2,712               --                              2,712
                                               --------         --------       --------            --------
    TOTAL CURRENT LIABILITIES                    45,261           (7,488)        (2,450)             35,323
  Long-term debt net of
    warrants                                      8,617               --         (7,286)(2)           1,331
  Deferred lease incentive                          487               --                                487
  Stockholders' equity                           29,800           (1,122)         1,122(4)           39,964
                                                                                 10,164(5)
                                               --------         --------       --------            --------
    TOTAL LIABILITIES &
      EQUITY                                  $  84,165         $ (8,610)      $  1,550            $ 77,105
                                               --------         --------       --------            --------
                                               --------         --------       --------            --------

                                  ATTACHMENT A


                            VECTRA TECHNOLOGIES, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 1, 1995
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                             Plant Services,      Pro Forma       Pro Forma
                                               VECTRA             Inc.           Adjustments     Consolidated
                                            ------------    -----------------  ---------------  --------------
Revenues                                     $  140,023       $  (17,277)       $                $  122,746

Operating costs                                  94,320          (10,918)                            83,402
                                             ----------       ----------        ---------        ----------

  Gross profit                                   45,703           (6,359)                            39,344

Research and development                          1,592              (35)                             1,557

Selling, general and
  administrative expenses                        46,584           (2,297)                            44,287
                                             ----------       ----------        ---------        ----------

  Operating income (loss)                        (2,473)          (4,027)                            (6,500)

Interest expense, net                             2,702               --           (1,020)(6)         1,682
                                             ----------       ----------        ---------        ----------
  Income (loss) before taxes                     (5,175)          (4,027)           1,020            (8,182)

Income taxes                                        150               --                                150
                                             ----------       ----------        ---------        ----------
  Net income (loss)                          $   (5,325)      $   (4,027)       $   1,020        $   (8,332)
                                             ----------       ----------        ---------        ----------
                                             ----------       ----------        ---------        ----------

Net income (loss) per share                  $     (.68)      $     (.52)       $     .13        $    (1.07)
                                             ----------       ----------        ---------        ----------
                                             ----------       ----------        ---------        ----------

Average shares outstanding                        7,802            7,802            7,802        $    7,802
                                             ----------       ----------        ---------        ----------
                                             ----------       ----------        ---------        ----------

                                  ATTACHMENT A

                            VECTRA TECHNOLOGIES, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF APRIL 2, 1995
                                 (IN THOUSANDS)


                                                             Plant Services,      Pro Forma       Pro Forma
ASSETS                                         VECTRA             Inc.           Adjustments     Consolidated
                                            ------------    -----------------  ---------------  --------------
Current Assets:                               $   1,723        $     (31)       $   1,550(1)      $   3,242

  Cash and cash equivalents

  Securities available for sale                   1,060               --                              1,060

  Accounts receivable                            27,787           (6,953)                            20,834

  Costs and estimated
    earnings in excess of
    billings on uncompleted
    contracts                                     6,997             (253)                             6,744

  Inventories                                     1,676               --                              1,676

  Prepaid expenses                                1,161               44                              1,117
                                              ---------        ---------        ---------         ---------
    TOTAL CURRENT ASSETS                         40,404           (7,281)           1,550            34,673


  Plant property and
    equipment, net                               12,731           (4,709)                             8,022


  Other assets                                   36,185               --                             36,185
                                              ---------        ---------        ---------         ---------
    TOTAL ASSETS                              $  89,320        $ (11,990)       $   1,550         $  78,880
                                              ---------        ---------        ---------         ---------
                                              ---------        ---------        ---------         ---------
LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities

  Note payable short-term                     $  15,200        $      --        $  (6,600)(2)     $   8,600

  Accounts payable and
    accrued expenses                             17,331           (2,187)             750(1)         18,569
                                                                                      800(1)
                                                                                    1,875(3)
  Accrued payroll & related
    expense                                       7,441             (411)                             7,030

  Billings in excess of
    revenues                                      8,245           (5,184)                             3,061

  Current portion long-term
    debt                                          2,731               --                              2,731
                                              ---------        ---------        ---------         ---------
  TOTAL CURRENT LIABILITIES                      50,948           (7,782)          (3,175)           39,991

  Long-term debt                                  7,736               --           (7,286)(2)           450

  Deferred lease incentive                          471               --                                471

                                                                                    4,208(4)
  Stockholders' equity                           30,165           (4,208)           7,803(5)         37,968
                                              ---------        ---------        ---------         ---------
    TOTAL LIABILITIES &
      EQUITY                                  $  89,320        $ (11,990)       $   1,550         $  78,880
                                              ---------        ---------        ---------         ---------
                                              ---------        ---------        ---------         ---------

                                  ATTACHMENT A

                            VECTRA TECHNOLOGIES, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                       FOR THE QUARTER ENDED APRIL 2, 1995
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                             Plant Services,      Pro Forma       Pro Forma
                                               VECTRA             Inc.           Adjustments     Consolidated
                                            ------------    -----------------  ---------------  --------------
Revenues                                    $    38,651     $     (6,732)       $               $    31,919

Operating costs                                  27,450           (3,648)                            23,802
                                            -----------     ------------        ---------       -----------
  Gross profit                                   11,201           (3,084)                             8,117

Research and development                             29               (5)                                24

Selling, general and
  administrative expenses                        10,214             (631)                             9,583
                                            -----------     ------------        ---------       -----------
  Operating income                                  958           (2,448)                            (1,490)

Interest expense, net                               755               --             (304)(6)           451
                                            -----------     ------------        ---------       -----------
  Income (loss) before taxes                        203           (2,448)             304            (1,941)

Income taxes                                         40               --                                 40
                                            -----------     ------------        ---------       -----------
  Net income (loss)                         $       163     $     (2,448)       $     304       $    (1,981)
                                            -----------     ------------        ---------       -----------
                                            -----------     ------------        ---------       -----------
Net income (loss) per share                 $       .02     $       (.31)       $     .04       $      (.25)
                                            -----------     ------------        ---------       -----------
                                            -----------     ------------        ---------       -----------
Average shares outstanding                        7,888            7,888            7,888         $   7,888
                                            -----------     ------------        ---------       -----------
                                            -----------     ------------        ---------       -----------

                                  ATTACHMENT A

                           VECTRA TECHNOLOGIES, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF MAY 28, 1995
                                 (IN THOUSANDS)

                                                                Plant Services,        Pro Forma                  Pro Forma
Assets                                       Vectra                   Inc.             Adjustments               Consolidated
                                         ---------------      -------------------    -----------------       ---------------------
Current Assets:
Cash and cash equivalents                 $    5,588             $       (30)           $      1,550(1)            $     7,108

Securities available for sale                  1,072                      --                                             1,072

Accounts receivable                           24,125                  (2,541)                                           21,584
Costs and estimated earnings in
excess of billings on uncompleted
contracts                                       6,968                   (491)                                            6,477

Inventories                                     1,765                     --                                             1,765
Prepaid expenses                                  877                    (23)                                              854
                                          -----------            -----------             -----------               -----------
TOTAL CURRENT ASSETS                      $    40,395            $    (3,085)            $    1,550                $    38,860
                                          -----------            -----------             -----------               -----------

Plant, property, and equipment, net            14,376                 (4,597)                                            9,779


Other assets                                   35,273                     (8)                                           35,265
                                          -----------            -----------             -----------               -----------
TOTAL ASSETS                              $    90,044            $    (7,690)             $    1,550               $    83,904
                                          -----------            -----------             -----------               -----------
                                          -----------            -----------             -----------               -----------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities

Note payable short-term                   $    18,200            $        --              $   (6,600)(2)            $   11,600

Accounts payable and accrued                   17,024                 (1,349)                    750(1)                 19,790
expenses                                                                                         800(1)
                                                                                                2,565(3)

Accrued payroll & related
expense                                         6,980                   (292)                    800(1)                  6,688

Billings in excess of revenues                  7,005                 (4,741)                  2,565(3)                  2,264

Current Portion long-term debt                  2,662                     --                                             2,662
                                          -----------            -----------             -----------               -----------
TOTAL CURRENT LIABILITIES                 $    51,871            $    (6,382)            $    (2,485)              $    43,004
                                          -----------            -----------             -----------               -----------

Long-term debt net of warrants                  7,870                     --                  (7,286)(2)                   584

Deferred lease incentive                          461                     --                                               461
                                                                                               1,308(4)
Stockholders' equity                           29,842                 (1,308)                 10,013(5)                 39,855
                                          -----------            -----------             -----------               -----------

TOTAL LIABILITIES & EQUITY                $    90,044            $    (7,690)              $   1,550               $    83,904
                                          -----------            -----------             -----------               -----------
                                          -----------            -----------             -----------               -----------

                                            ATTACHMENT A

                                       VECTRA TECHNOLOGIES, INC.
                       UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                FOR THE FIVE MONTHS ENDED MAY 28, 1995
                                (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                              (UNAUDITED)


                                                            Plant Services,         Pro Forma             Pro Forma
                                          VECTRA                 Inc.              Adjustments           Consolidated
                                        ------------        -------------          ------------          ------------
Revenues                                $    59,356          $    (8,982)          $                      $   50,374
Operating costs                              41,930               (4,722)                                     37,208
                                          ----------          -----------            ----------             ---------
 Gross profit                                17,426               (4,260)                                     13,166
Research and development                        198                   (7)                                        191
Selling, general and
 administrative expenses                     16,086               (1,075)                                     15,011
                                          ----------          -----------            ----------             ---------
 Operating income                             1,142               (3,178)                                     (2,036)
Interest expense, net                         1,273                   --                  (480)6                 793
                                          ----------          -----------            ----------             ---------
 Income (loss) before taxes                    (131)              (3,178)                  480                (2,829)
Income taxes                                     40                   --                                          40
                                          ----------          -----------            ----------             ---------
 Net income (loss)                       $     (171)         $    (3,178)           $      480             $  (2,869)
                                          ----------          -----------            ----------             ---------
                                          ----------          -----------            ----------             ---------
Net income (loss) per share              $     (.02)         $      (.40)           $      .06             $    (.36)
                                          ----------          -----------            ----------             ---------
                                          ----------          -----------            ----------             ---------
Average shares outstanding                    7,888                7,888                 7,888             $   7,888
                                          ----------          -----------            ----------             ---------
                                          ----------          -----------            ----------             ---------


                                  ATTACHMENT A

                           VECTRA TECHNOLOGIES, INC.
                         NOTES TO PRO FORMA STATEMENTS


1. To reflect proceeds to be used for liabilities retained by the Company and estimated expenses of the transaction.

2. To reflect the use of proceeds from the sale to reduce outstanding debt.

3. To record additional income tax liabilities resulting from the gain on sale.

4. To eliminate the equity of Plant Services, Inc.

5. To record the gain on sale.

6. To reduce interest expense due to the reduction in outstanding debt.